UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2004

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation)	033-80655 (Commission File Number)	06-1436334 (IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

99.1	Mohegan Tribal Gaming Authority Slot Machine Statistical Report for the three months ended December 31, 2003 and the fiscal year ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On January 20, 2004, the Mohegan Tribal Gaming Authority (the “Authority”) posted on its website its Slot Machine Statistical Report containing statistics relating to slot handle, gross slot win, gross slot hold percentage, slot win contributions and weighted average number of slot machines. The Slot Machine Statistical Report includes these statistics on a monthly basis for the three months ended December 31, 2003 and the fiscal year ended September 30, 2003. A copy of the Slot Machine Statistical Report is furnished as an exhibit to this report on Form 8-K. This information may also be found on the Authority’s website at www.mohegansun.com, under “About Us/Investor Relations/MTGA Slot Report”. The Slot Machine Statistical Report is updated on a monthly basis on the Authority’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: January 20, 2004	By:	/s/ Mark F. Brown

Mark F. Brown Chairman, Management Board

Exhibit Index

Exhibit No.	Description
99.1	Mohegan Tribal Gaming Authority Slot Machine Statistical Report for the three months ended December 31, 2003 and the fiscal year ended September 30, 2003.